UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 28, 2021

ECOLAB INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9328	41-0231510
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1 Ecolab Place, Saint Paul, Minnesota		55102
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 1-800-232-6522

(Not applicable)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	ECL	New York Stock Exchange
2.625% Euro Notes due 2025	ECL 25	New York Stock Exchange
1.000% Euro Notes due 2024	ECL 24	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Purchase Agreement

On October 28, 2021, Ecolab Inc. (“Ecolab”) entered into a Stock and Asset Purchase Agreement (the “Purchase Agreement”), by and among Ecolab, Purolite Corporation, a Delaware corporation (“Purolite”), Stefan E. Brodie and Don B. Brodie (the “Founder Sellers” and together with Purolite, the “Sellers”) and Stefan E. Brodie, solely in his capacity as the representative of the Sellers (“Seller Representative”). Pursuant to the Purchase Agreement, Ecolab will acquire the shares of the subsidiaries and certain other affiliated entities of Purolite (the “Acquired Companies”) and substantially all of Purolite’s assets used or held for use in connection with its filtration and purification resins business, and will assume the liabilities related to the business for a purchase price of approximately $3.7 billion in cash, subject to certain adjustments for working capital, cash, debt, transaction expenses, and certain real estate expenses (the “Transaction”).

The Sellers and Ecolab have made customary representations, warranties and covenants in the Purchase Agreement, including, among other things, covenants for the Founder Sellers and Purolite to (i) conduct the operations of Purolite and the Acquired Companies in the ordinary course consistent with past practice and (ii) not take certain actions prior to the closing of the Transaction without the prior consent of Ecolab. The Purchase Agreement also contains indemnification rights of the Sellers and Ecolab, including with respect to their respective retained and assumed liabilities and breaches of post-closing covenants.

The Purchase Agreement contains customary closing conditions, including receipt of required regulatory approvals, including the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and receipt of antitrust approval in Germany. The parties have agreed to use their respective reasonable best efforts to obtain all necessary regulatory approvals for the Transaction. The obligation of each party to consummate the Transaction is also conditioned upon the other party’s representations and warranties being true and correct (subject to certain materiality exceptions) and the other party having performed in all material respects its obligations under the Purchase Agreement.

The Purchase Agreement provides for certain mutual termination rights of Ecolab and Seller Representative, including the right of either party to terminate the Purchase Agreement: (i) if the Transaction is not consummated prior to February 14, 2022 (the “Outside Date”); (ii) if a Governmental Authority (as defined in the Purchase Agreement) has restrained, enjoined or prohibited the consummation of the Transaction; or (iii) in the event that the other party breaches any of its representations, warranties, covenants or other agreements in the Purchase Agreement such that certain closing conditions are not able to be satisfied, and such breach is not cured within the earlier of 45 days of notice of such breach by the other party and the day prior to the Outside Date.

The above description has been included to provide investors with information regarding the terms of the Purchase Agreement. It is not intended to provide any other factual information about Ecolab, Purolite or their respective subsidiaries or affiliates. The Purchase Agreement contains representations and warranties that the parties made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract between the parties to the Purchase Agreement and may be subject to important qualifications and limitations agreed by the parties in connection with negotiating the terms of the contract. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to stockholders, or may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. For the foregoing reasons, such representations and warranties should not be relied upon as statements of factual information.

The foregoing summary of certain terms of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Purchase Agreement, a copy of which will be filed as an exhibit to Ecolab’s Annual Report on Form 10-K for the year ending December 31, 2021.

Item 8.01 Other Events.

Press Release

On October 28, 2021, Ecolab issued a press release announcing the execution of the Purchase Agreement. This press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K.

Cautionary Note on Forward-Looking Statements

This report contains certain statements relating to future events and Ecolab’s intentions, beliefs, expectations and predictions for the future, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Words or phrases such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “we believe,” “we expect,” “estimate,” “project,” “may,” “will,” “intend,” “plan,” “believe,” “target,” “forecast” (including the negative or variations thereof) or similar terminology used in connection with any discussion of future plans, actions or events generally identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding benefits of the Transaction, the expected timing of completion of the Transaction, tax benefits, amortization expense, returns, sales growth, adjusted earnings per share and credit ratings. These statements are based on the current expectations of management of Ecolab. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this report. These risks and uncertainties include (i) the risk that the regulatory approvals or clearances required for the Transaction may not be obtained, or that required regulatory approvals may delay the Transaction or result in the imposition of conditions that could have a material adverse effect on Ecolab or cause Ecolab to abandon the Transaction, (ii) the risk that the conditions to the closing of the Transaction may not be satisfied, (iii) the risk that a material adverse change, event or occurrence may affect Ecolab or Purolite prior to the closing of the Transaction and may delay the Transaction or cause Ecolab to abandon the Transaction, (iv) problems that may arise in successfully integrating the businesses of Ecolab and Purolite, which may result in the combined business not operating as effectively and efficiently as expected, (v) the possibility that the Transaction may involve unexpected costs, unexpected liabilities or unexpected delays, (vi) the risk that the credit ratings of Ecolab may be different from what Ecolab currently expects, (vii) the risk that the businesses of Ecolab or Purolite may suffer as a result of uncertainty surrounding the Transaction, (viii) unexpected operating risks of Purolite and (ix) the risk that disruptions from the Transaction will harm relationships with customers, employees and suppliers.

Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of Ecolab, Purolite and the combined business. For a further discussion of these and other risks and uncertainties applicable to Ecolab, see Item 1A of Ecolab’s most recent Form 10-K, and Ecolab’s other public filings with the Securities and Exchange Commission. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this report may not occur. Ecolab cautions that undue reliance should not be placed on forward-looking statements, which speak only as of the date made. Ecolab does not undertake, and expressly disclaims, any duty to update any forward-looking statement whether as a result of new information, future events or changes in expectations, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description	Method Of Filing

(99.1)	Ecolab Inc. News Release dated October 28, 2021.	Filed herewith electronically.

(104)	Cover Page Interactive Data File.	Embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOLAB INC.

Date: October 28, 2021	By:	/s/ David F. Duvick
David F. Duvick
Assistant Secretary

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